DIREXION SHARES ETF TRUST

Direxion Daily S&P 500® Bull 1.25X Shares (LLSP)

Direxion Daily Small Cap Bull 1.25X Shares (LLSC)

Supplement dated January 31, 2018 to the

Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)

each dated February 28, 2017, as last supplemented

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved changes to the names, tickers and investment advisor of the Direxion Daily S&P 500® Bull 1.25X Shares and the Direxion Daily Small Cap Bull 1.25X Shares (each a “Fund,” and collectively, the “Funds”).

Effective February 15, 2018, each Fund’s name and ticker will change as shown in the table below and all references to each Fund’s current name and current ticker in the respective Summary Prospectus, Prospectus and SAI will be replaced with the new name and new ticker listed below:

Current Fund Name	Current Ticker	New Fund Name	New Ticker
Direxion Daily S&P 500® Bull 1.25X Shares	LLSP	Portfolio+ S&P 500® ETF	PPLC
Direxion Daily Small Cap Bull 1.25X Shares	LLSC	Portfolio+ S&P® Small Cap ETF	PPSC

Effective February 15, 2018, Rafferty Asset Management, LLC (“Rafferty”), the current investment advisor for the Funds is replaced with Direxion Advisors, LLC (“Direxion”), a wholly owned subsidiary of Rafferty and the new investment advisor for the Funds. Any and all references to Rafferty are replaced in their entirety with references to Direxion.

For more information, please contact the Fund at (833) 547-4417.

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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus and SAI.